UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2022

GLOBAL STAR ACQUISITION INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-41506	84-2508938
(Commission File Number)	(IRS Employer Identification No.)

1641 International Drive Unit 208

McLean, VA

22102

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (703) 790-0717

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	GLSTU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	GLST	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	GLSTW	The Nasdaq Stock Market LLC
Rights, exchangeable into one-tenth of one share of Class A common stock	GLSTUR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

As previously reported, on September 22, 2022, Global Star Acquisition Inc. (the “Company”) completed its initial public offering (the “Offering”) of 9,200,000 units (“Units”), including the issuance of 1,200,000 Units as a result of the underwriter’s full exercise of its over-allotment option. Each Unit consists of one share of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), one redeemable warrant (“Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share, and one Right, with each Right entitling the holder to receive one-tenth of one share of Class A Common Stock, pursuant to the Company’s registration statement on Form S-1 (File No. 333-266387). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $92,000,000.

On September 22, 2022, simultaneously with the consummation of the closing of the Offering, the Company consummated the private placement of an aggregate of 456,225 units (the “Private Placement Units”) to the Sponsor, at a price of $10.00 per Private Placement Unit, generating total gross proceeds of $4,562,250 (the “Private Placement”). A total of $116,725,000, comprised of the proceeds from the Offering and the proceeds of the Private Placement, net of the underwriting commissions, discounts, and offering expenses, was deposited in a trust account established for the benefit of the Company’s public stockholders.

On November 9, 2022, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing that the holders of the Units may elect to separately trade the shares of Class A Common Stock and the Warrants comprising the Units commencing on November 10, 2022. Those Units not separated will continue to trade on The Nasdaq Global Market under the symbol “LIBYU,” and the Class A Common Stock, Rights, and Warrants that are separated will trade on The Nasdaq Global Market under the symbols “GLST”, “GLSTR” and “GLSTW”, respectively,” respectively. Holders of Units will need to instruct their brokers to contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, to separate their Units into shares of Class A Common Stock and Warrants.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated as November 9, 2022

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL STAR ACQUISITION INC.

Date: November 9, 2022	By:	/s/ Anthony Ang
Anthony Ang
Chief Executive Officer